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                                  EXHIBIT 99.2
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                 CERTIFICATE OF DESIGNATIONS, PREFERENCES, AND
                 ---------------------------------------------
                       RIGHTS OF SERIES C PREFERRED STOCK
                       ----------------------------------


     OXIS International, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article FOURTH of its Restated Certificate of Incorporation, and in accordance with the provisions of
Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of Preferred Stock designated as Series C Preferred Stock.

     "RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Restated Certificate of Incorporation (the "Certificate of Incorporation"), the Board of Directors does hereby provide for the issue of, and does hereby issue, a series of Preferred Stock, par value $0.01 per share, of the Corporation, to be designated "Series C Preferred Stock," initially consisting of Three Million Seventy-Six Thousand Nine Hundred and Twenty-Three (3,076,923) shares and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series C Preferred Stock are not stated and expressed in the Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):

     A. Designation and Amount. The shares of such series shall be designated as "Series C Preferred Stock," par value $0.01 per share, and the number of shares constituting such series shall be 3,076,923.

     B. Rights, Preferences and Privileges. The rights, preferences, privileges and restrictions granted to or imposed upon the Series C Preferred Stock are as follows:

     1.  Series C Dividends.

       (a) The holders of outstanding Series C Preferred Stock shall be entitled to receive in any fiscal year, when, as and if declared by the Board of Directors, after the payment of dividends on Series B Preferred Stock, out of any assets at the time legally available therefor, dividends in amounts determined by the Corporation's Board of Directors before any other dividend or distribution (other than pursuant to Section 4, or distributions with respect to the Series B Preferred Stock) is paid on Common Stock. Such dividend or distribution may be payable annually or otherwise as the Board of Directors may from time to time determine. The right to such dividends on shares of Series C Preferred Stock shall not be cumulative and no right shall accrue to holders of shares of Series C Preferred Stock by reason of the fact that dividends

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on said shares are not declared in any prior year, nor shall any undeclared or unpaid dividend bear or accrue interest.

       2. Series C Voting Rights. Each holder of shares of Series C Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such holder's shares of Series C Preferred Stock could be converted on the record date for the vote or consent of stockholders multiplied by the Voting Power Fraction and, except as otherwise provided herein, shall have voting rights and powers equal to the voting rights and powers of the Common Stock. The Voting Power Fraction shall equal $1.30 divided by the average closing bid price of the Company's Common Stock during the 15 consecutive trading days immediately prior to the date the Series C Preferred was purchased (the "Average Closing Price"); but in no event shall be greater than one (1). The holder of each share of Series C Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation and shall vote with holders of the Common Stock upon the election of directors and upon any other matter submitted to a vote of stockholders, except those matters required by law to be submitted to a class or series vote. Fractional votes by the holders of Series C Preferred Stock shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series C Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number.

       3. Series C Conversion. The holders of Series C Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

           (a) Right to Convert. Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.30 by the Series C Conversion Price, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The Series C Conversion Price shall initially be $1.30. Such initial Series C Conversion Price shall be adjusted as hereinafter provided.

           (b) Mechanics of Conversion.

                (i) Before any holder of Series C Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall

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be treated for all purposes as the record holder or holders of such shares of
Common Stock on such date.

          (ii) If a voluntary conversion is made in connection with an underwritten offering of securities pursuant to a registration statement filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the conversion may, at the option of any holder tendering shares of Series C Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series C Preferred Stock shall not be deemed to have converted such Series C Preferred Stock until immediately prior to the closing of such sale of securities.

       (c) Adjustments for Stock Dividends, Subdivisions, or Split-ups of Common Stock. If the number of shares of Common Stock outstanding at any time after the filing of this Certificate of Designation is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, effective at the close of business upon the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series C Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall be increased in proportion to such increase of outstanding shares of Common Stock.

       (d) Adjustments for Combinations of Common Stock. If the number of shares of Common Stock outstanding at any time after the filing of this Certificate of Designation is decreased by a combination of the outstanding shares of Common Stock, then, effective at the close of business upon the record date of such combination, the Series C Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

       (e) Adjustments for Other Distributions. In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series C Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their Series C Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3(e) with respect to the rights of the holders of the Series C Preferred Stock.

       (f) Adjustments for Reorganizations, Reclassifications, etc. If the Common Stock issuable upon conversion of the Series C Preferred Stock shall be changed into the same or

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a different number of shares of any other class or classes of stock or other securities or property, whether by reclassification, a merger or consolidation of this Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of this Corporation, or otherwise, the Series C Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series C Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock or securities or other property equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series C Preferred Stock immediately before such event; and, in any such case, appropriate adjustment (as determined by the Board) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series C Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Series C Conversion Price) shall thereafter be applicable, as nearly as may be reasonable, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series C Preferred Stock.

       (g) Certain Other Adjustment. If at any time after six (6) months following the consummation ("Closing") of the sale of Series C Preferred Stock purchased pursuant to those certain Subscription and Purchase Agreements between the Corporation and each holder of such Series C Preferred Stock, any such holder converts the Series C Preferred Stock, then the Series C Conversion Price applicable to such holder's shares shall be the lesser of (i) $1.30, or (ii) the greater of (x) .90 or (y) 80% of the average closing bid price of the Common Stock for the fifteen (15) consecutive trading days ending on the date immediately preceding the date notice of conversion is given. The Series C Conversion Price may only adjust once for each holder.

       (h) Company's Right to Automatically Convert. If at any time after eight
(8) months following the Closing the average closing bid price of the Corporation's Common Stock for 15 consecutive trading days as quoted on the Nasdaq National Market is equal to or greater than $2.60, the Corporation shall thereafter have the right to automatically convert the Series C Preferred Stock into such number of shares of Common Stock as is determined by dividing $1.30 by the then applicable Series C Conversion Price by notice given to such holders of Series C Preferred Stock.

       (i) Certificates as to Adjustments. Upon the occurrence of each adjustment of the Series C Conversion Price pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each applicable holder of Series C Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer setting forth such computation of adjustment.

       (j) Notices of Record Date. In the event that the Corporation shall propose at any time: (a) to declare any special dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not out of earnings or earned surplus; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or

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recapitalization of its Common Stock outstanding involving a change in the
Common Stock; or (d) to merge or consolidate with or into any other corporation (other than a mere reincorporation transaction), or sell, lease or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with each such event, the Corporation shall send to the holders of Series C Preferred Stock:

          (i) at least twenty (20) days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and

          (ii) in the case of the matters referred to in (c) and (d) above, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

       (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in its best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

       (l) Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Series C Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series C Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the board of directors of the Corporation).

       (m) Notices. Any notice required by the provisions of this Section 3 to be given to the holders of shares of Series C Preferred Stock shall be deemed given on the date of delivery if delivered by hand delivery or by facsimile, or, if deposited in the United States mail (registered or certified), postage prepaid, and addressed to each holder of record at his or its address appearing on the books of the Corporation.



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    4. Series C Liquidation Preferences.

       (a) In the event of any liquidation, dissolution or winding up of the Corporation whether voluntary or involuntary, the holders of the Series C Preferred Stock shall participate on an equal basis with the holders of the Common Stock (as if the Series C Preferred Stock had converted into Common Stock) in any distribution of any of the assets or surplus funds of the Corporation .

    5. Series C Protective Provisions. In addition to any other rights provided by law, so long as any share of Series C Preferred Stock shall be outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of the majority of the outstanding shares of Series C Preferred Stock voting separately as a separate class, take any action which alters or changes any of the rights, privileges or preferences of the Series C Preferred Stock, including without limitation increasing or decreasing the aggregate number of authorized shares of such series other than an increase incident to a stock split.

     RESOLVED FURTHER, that the President or any Vice President and the Secretary or any Assistant Secretary of this Corporation be, and they hereby are, authorized and directed to prepare and file a Certificate of Designation in accordance with the foregoing resolution and the provisions of Delaware law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolutions."

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed by its Chairman of the Board and attested to by its Secretary this ____ day of January, 1996.


                               OXIS INTERNATIONAL, INC.


                               By:  /s/ Ray R. Rogers
                                    -----------------
                                    Ray R. Rogers
                                    Chairman of the Board


ATTEST:

/s/ Jon S. Pitcher
------------------
Jon S. Pitcher
Secretary

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